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                                                                      Exhibit 23



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of Cortland Bancorp of Form S-3 of our report dated January 31, 2000, incorporated by reference in the Annual Report of Form 10-K of Cortland Bancorp for the year ended December 31, 1999 and to the reference to us under the heading "Experts" in the Prospectus, which is part of the Registration Statement.




                                                PACKER THOMAS


Youngstown, Ohio
October 11, 2000